PERFECTENERGY INTERNATIONAL LIMITED

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (the “Agreement”) is entered into on January 16, 2009 by and between Perfectenergy International Limited, a Nevada corporation (the “Company”) and Diping Zhou (“Executive”).

RECITALS

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, the Executive is an individual who has served as the Company’s Vice President of Operations under an employment agreement with the Company’s indirect wholly owned subsidiary, Perfectenergy (Shanghai) Limited, a company organized under the laws of the People’s Republic of China (“Subsidiary”), dated September 1, 2005 (the “Subsidiary Agreement”);

WHEREAS, the Subsidiary Agreement expired on September 1, 2008;

WHEREAS, the Executive continues to serve as the Company’s Vice President of Operations;

WHEREAS, the Company and the Executive desire to memorialize the terms and conditions of the Executive’s continued services as the Company’s Vice President of Operations under a new employment agreement with the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, covenants, and conditions contained herein, the parties agree as follows:

1.             Renewal of Terms of Subsidiary Agreement.  The mutual promises, covenants, and conditions contained in the Subsidiary Agreement (defined above under “Recitals”) shall continue to be in force under the term of this Agreement, except as provided herein.

2.             Effective Date.  The effective date of this Agreement shall be September 2, 2008 (the “Effective Date”).

3.             Term.  The term of this Agreement shall be four (4) years from the Effective Date, subject to early termination.

4.             Compensation.  In consideration for the Executive’s services to the Company, the Executive shall receive a base cash salary of RMB480,000 per annum.

5.             Miscellaneous Provisions.

4.1           All parties warrant that they possess the full authority and capacity to enter into this Agreement and bind their respective associates.

4.2           This Agreement may not be assigned by the Executive, the services contracted for herein are specific to the Executive and may not be delegated and/or assigned to any other person other than the Executive.

4.3           If any provision of this Agreement shall be found to be invalid or unenforceable in any respect, the remainder of the Agreement shall remain in full force and effect.  This Agreement shall be interpreted to provide a full and reasonable commercial interpretation.

4.4           This Agreement expresses the entire understanding with respect to the subject matter hereof and supersedes and terminates any prior oral or written agreements with respect to the subject matter hereof.  Any term of this Agreement may be amended and observance of any term of this Agreement may be waived only with the written consent of the parties hereto.  Waiver of any term or condition of this Agreement by any party shall not be construed as a waiver of any subsequent breach or failure of the same term or condition or waiver of any other term or condition of this Agreement.  The failure of any party at any time to require performance by any other party of any provision of this Agreement shall not affect the right of any such party to require future performance of such provision or any other provision of this Agreement.  This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement, and may be executed using facsimiles of signatures, and a facsimile of a signature shall be deemed to be the same, and equally enforceable, as an original of such signature.

This Agreement has been executed and delivered by the undersigned and is made effective as of the date set first set forth above.

COMPANY:

Perfectenergy International Limited

/s/ Wennan Li
_____________________________
By: Wennan Li
Its: Chief Executive Officer

EXECUTIVE:

/s/ Diping Zhou
_____________________________
Diping Zhou